                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ---------------

                                   FORM 8-K

                          CURRENT REPORT ON FORM 8-K
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                  APRIL 19, 1996

                           REUNION INDUSTRIES, INC.
                   (SUCCESSOR TO REUNION RESOURCES COMPANY)
            (Exact name of registrant as specified in its charter)

        DELAWARE                      1-7726                     06-1439715
(State or other jurisdiction                                   (IRS Employer
     of incorporation)        (Commission File Number)       Identification No.)

    62 SOUTHFIELD AVENUE, ONE STAMFORD LANDING, STAMFORD, CONNECTICUT 06902
     (Address of principal executive offices)                  (Zip Code)

                                (203) 324-8858
             (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

  On April 19, 1996, Reunion Resources Company, a Delaware corporation ("RRC"), was merged with and into its wholly owned subsidiary Reunion Industries, Inc., a Delaware corporation (the "Company"), pursuant to the Merger Agreement dated as of November 14, 1995, by and between RRC and the Company (the "Merger Agreement").

  Pursuant to the terms of the Merger Agreement, the Company is the surviving corporation. Pursuant to the terms of the Merger Agreement, each share of RRC common stock, par value $.01 per share, was converted into the right to receive an equivalent share of the Company's common stock, par value $.01 per share.


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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        REUNION INDUSTRIES, INC.

Dated: April 19, 1996                   By: /s/ Richard L. Evans
                                           ---------------------------------
                                           Name:  Richard L. Evans
                                           Title: Executive Vice President, CFO
                                                  and Secretary

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